TrueYou.Com Inc.
501 Merritt 7, 5th Floor
Norwalk; Connecticut 06851

                                            July 11,  2006

Subordinated Lenders of TrueYou.Com Inc.
set forth below

Gentlemen:

        Concurrently herewith we are issuing to you warrants (the “Warrants”) to purchase the Common Stock of TrueYou.Com Inc.

        As soon as practicable after the date hereof, TrueYou shall use its best efforts to cause its Certificate of Incorporation to be amended to increase the number of authorized shares of TrueYou Common Stock to such number as shall be sufficient to permit the exercise in full of the Warrants (such amount, the “Share Amount”) and shall thereupon reserve for issuance upon exercise of the Warrants, that number of authorized shares of TrueYou Common Stock which shall be required for such purpose. In the event that any of you shall notify TrueYou at any time prior to the effective date of such amendment that you desire to exercise the Warrants prior to such effective date, TrueYou shall thereupon promptly issue to you, in exchange for the Warrants, substitute warrants exercisable to purchase that number of shares of its Series B Convertible Preferred Stock that are , upon authorization of the Share Amount, immediately convertible into the number of shares of TrueYou Common Stock that would then have been issuable upon exercise of the Warrants in full if the Certificate of Incorporation of TrueYou had then provided for sufficient authorized shares of TrueYou Common Stock to satisfy such exercise, and otherwise containing substantially the same terms and provisions as the Warrants.

        Please confirm our agreements below.

Subordinated Lenders KLINGER INVESTMENTS LLC By:________________________ Name: Title:	Very truly yours, TrueYou.Com Inc. By:_____________________

PEQUOT HEALTHCARE FUND, L.P.
By: Pequot Capital Management, Inc.
Investment Advisor

By: _____________________________
Name:
Title:

PEQUOT HEALTHCARE OFFSHORE FUND, INC.
By: Pequot Capital Management, Inc.
Investment Advisor

By: _____________________________
Name:
Title:

PEQUOT DIVERSIFIED MASTER FUND, L.P.
By: Pequot Capital Management, Inc.
Investment Advisor

By: _____________________________
Name:
Title:

PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P.
By: Pequot Capital Management, Inc.
Investment Advisor
By: _____________________________
Name:
Title:

PREMIUM SERIES PCC LIMITED - CELL 32
By: Pequot Capital Management, Inc.
Investment Advisor

By: _____________________________
Name:
Title:

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC
By: North Sound Capital LLC; Manager

By: _____________________________________
Name:
Title:

NORTH SOUND LEGACY INTERNATIONAL LTD.
By: North Sound Capital LLC; Investment Advisor

By: _____________________________________
Name:
Title:

TECHNOLOGY INVESTMENT CAPITAL CORP.

By: _____________________________________
Name:
Title:

___________________________________________
ANDREW D. LIPMAN

___________________________________________
JON LAUCK